Exhibit 99.1
ALLEGIANT TRAVEL COMPANY
THIRD QUARTER 2025 FINANCIAL RESULTS

Third quarter 2025 GAAP diluted loss per share of $(2.41)
Third quarter 2025 adjusted airline-only loss per share of $(1.64)(1)(2)
Third quarter 2025 adjusted loss per share of $(2.09)(1)(2)

LAS VEGAS. November 4, 2025 — Allegiant Travel Company (NASDAQ: ALGT) today reported the below financial results for third quarter 2025, as well as comparisons to the prior year.

“The airline has always been Allegiant’s central focus, and I’m proud of how Team Allegiant continues to execute at a high level,” stated Gregory Anderson, chief executive officer of Allegiant Travel Company. “At an airline, everything begins and ends with running a safe and reliable operation. Impressively, we maintained our industry-leading controllable completion factor of 99.9 percent during the quarter while flying nearly 33,000 departures and transporting 4.6 million passengers - both marking third-quarter records.

"Our outstanding operational performance is reinforced by our customers, as our net promoter scores are near all-time highs, reaffirming the loyalty and strength of our brand. This is further evidenced by our recognition — for the seventh consecutive year — in USA Today’s Readers’ Choice Awards for Best Airline Credit Card, and for the second consecutive year as Best Frequent Flyer Program.

"During the third quarter, which is our seasonally weakest quarter of the year, steady booking improvements led to a moderate operating loss, but at the favorable end of our guided range. Our focus on cost discipline was highlighted again this quarter, with CASM excluding fuel down 4.7 percent over the prior year. Year-to-date, the team has achieved an adjusted CASM, excluding fuel decrease of nearly seven percent.

“Turning toward the fourth quarter, leisure booking momentum has continued, with holiday demand shaping up nicely. We now expect a double-digit fourth-quarter operating margin, yielding a full-year airline-only operating margin of around seven percent. As a result, we’re raising our airline-only full-year EPS guidance to more than $4.35 per share.

“Throughout 2025, the team has executed very well on our key initiatives, which include restoring peak utilization, expanding the rollout of our Allegiant Extra premium product, further integrating our MAX aircraft - ending the year with 16 in service - and realizing benefits from our Navitaire enhancements. Combined with disciplined cost control, these factors position us well for margin expansion and long-term value creation.

"I want to thank our entire team for their hard work and dedication, which have meaningfully strengthened our foundation as the leading leisure carrier in the U.S. Developing top talent is key to sustained value creation, and I am therefore pleased to announce the promotion of Robert "BJ" Neal to president, where he will continue to serve as chief financial officer. Over his 18 years at Allegiant, serving in various roles, BJ’s leadership has been instrumental in our success. His strategic and operational expertise will be vital as we continue strengthening and growing our core airline business.”

Summary Results

Consolidated	Three Months Ended September 30,		Percent Change
(unaudited) (in millions, except per share amounts)	2025	2024	YoY
Total operating revenue	$561.9	$562.2	(0.1)%
Total operating expense	589.1	588.5	0.1%
Operating loss	(27.2)	(26.3)	(3.4)%
Loss before income taxes	(52.2)	(43.4)	(20.3)%
Net loss	(43.6)	(36.8)	(18.5)%
Diluted loss per share	(2.41)	(2.05)	(17.6)%
Sunseeker special charges, net(2)	0.6	1.1	(45.5)%
Airline special charges(2)	2.9	7.7	(62.3)%
Adjusted loss before income taxes(1)(2)(3)	(47.6)	(34.7)	(37.2)%
Adjusted net loss(1)(2)(3)	(37.7)	(36.1)	(4.4)%
Adjusted diluted loss per share(1)(2)(3)	(2.09)	(2.02)	(3.5)%

Airline only	Three Months Ended September 30,		Percent Change(4)
(unaudited) (in millions, except per share amounts)	2025	2024	YoY
Airline operating revenue	$552.6	$549.1	0.6%
Airline operating expense	572.8	556.2	3.0%
Airline operating loss	(20.2)	(7.0)	NM
Airline loss before income taxes	(41.2)	(18.6)	NM
Airline special charges(2)	2.9	7.7	(62.3)%
Adjusted airline-only net loss(1)(2)(3)	(29.5)	(8.8)	NM
Adjusted airline-only operating margin(1)(2)	(3.1)%	0.1%	(3.2)
Adjusted airline-only diluted loss per share(1)(2)(3)	(1.64)	(0.49)	NM

Consolidated	Nine Months Ended September 30,		Percent Change
(unaudited) (in millions, except per share amounts)	2025	2024	YoY
Total operating revenue	$1,950.4	$1,884.9	3.5%
Total operating expense	1,980.1	1,860.9	6.4%
Operating income (loss)	(29.7)	24.0	NM
Loss before income taxes	(98.8)	(26.8)	NM
Net loss	(76.6)	(24.0)	NM
Diluted loss per share	(4.26)	(1.38)	NM
Sunseeker special charges, net(2)	100.9	(2.6)	NM
Airline special charges(2)	18.9	42.6	(55.6)%
Adjusted income before income taxes(1)(2)(3)	25.6	13.2	93.9%
Adjusted net income(1)(2)(3)	18.4	6.8	NM
Adjusted diluted earnings per share(1)(2)(3)	1.00	0.35	NM

Airline only	Nine Months Ended September 30,		Percent Change(4)
(unaudited) (in millions, except per share amounts)	2025	2024	YoY
Airline operating revenue	$1,889.7	$1,831.1	3.2%
Airline operating expense	1,805.9	1,767.0	2.2%
Airline operating income	83.8	64.1	30.7%
Airline income before income taxes	38.2	29.4	29.9%
Airline special charges(2)	18.9	42.6	(55.6)%
Adjusted airline-only net income(1)(2)(3)	43.7	51.9	(15.8)%
Adjusted airline-only operating margin(1)(2)	5.4%	5.8%	(0.4)
Adjusted airline-only diluted earnings per share(1)(2)(3)	2.37	2.83	(16.3)%

(1)Denotes a non-GAAP financial measure. Refer to the Non-GAAP Presentation section within this document for further information and for calculation of per share figures.
(2)In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, ratification bonuses, and corporate restructuring costs), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). For a listing of these charges, see the special charges table in Appendix A of this earnings release. The adjusted numbers in this earnings release exclude the effect of these special charges.
(3)In 2025, the Company incurred losses on debt extinguishment related to prepayment of debt facilities. These are added back in the adjusted results where applicable.
(4)Except adjusted airline-only operating margin which is percentage point change.
NM    Not meaningful
*    Note that amounts may not recalculate due to rounding

Third Quarter 2025 Results and Highlights

•Total consolidated operating revenue of $561.9M, flat over the prior year

•Adjusted consolidated operating loss,(1)(2) of $23.7M, yielding an adjusted operating margin of (4.2) percent
•Adjusted airline-only operating loss,(1)(2) of $17.3M, yielding an adjusted airline-only operating margin of (3.1) percent

•Adjusted consolidated loss before income tax,(1)(2)(3) of $47.6M, yielding an adjusted pre-tax margin of (8.5) percent
•Adjusted airline-only loss before income tax,(1)(2)(3) of $37.1M, yielding an adjusted airline-only pre-tax margin of (6.7) percent

•Adjusted consolidated EBITDA,(1)(2) of $35.1M, yielding an adjusted EBITDA margin of 6.2 percent
•Adjusted airline-only EBITDA,(1)(2) of $41.5M, yielding an adjusted airline-only EBITDA margin of 7.5 percent

•Adjusted airline-only operating CASM, excluding fuel(2) of 8.47 ¢, down 4.7 percent year-over-year

•$34.0M in total cobrand credit card remuneration received from Bank of America, bringing year-to-date remuneration to $103.4M

•Ended the quarter with 21M total active Allways Rewards members

•Named Best Airline Credit Card by USA TODAY's Readers' Choice Awards for the seventh consecutive year and Best Frequent Flyer Program by USA TODAY's Readers' Choice Awards for the second consecutive year

•During the third quarter, expanded the network by announcing 12 new nonstop routes and two new cities, Atlantic City and Burbank

Balance Sheet, Cash and Liquidity

•Total available liquidity at September 30, 2025 was $1.2B, which included $991.2M in cash and investments, and $175.0M in undrawn revolving credit facilities
•$4.8M cash used in operations during third quarter 2025, with year-to-date cash from operations of $277.6M
•Total debt at September 30, 2025 was $2.1B
•Net debt at September 30, 2025 was $1.1B
•Debt principal payments of $214.6M during the quarter, including $181.3M in voluntary prepayments
•During October, repaid $120.0 million of senior secured notes due August 2027 under a call feature exercised on September 15, 2025
•Debt proceeds of $307.0M during the quarter, net of issuance costs
•Air traffic liability at September 30, 2025 was $388.3M

Airline Capital Expenditures

•Third quarter capital expenditures of $129.3M, which included $107.4M for aircraft-related capital expenditures and $21.9M in other airline capital expenditures
•Third quarter deferred heavy maintenance expenditures were $10.6M

Sunseeker Resort Charlotte Harbor

•Closed on the sale of Sunseeker Resort on September 4, 2025 at a $200 million sale price (subject to certain adjustments)

(1)Denotes a non-GAAP financial measure. Refer to the Non-GAAP Presentation section within this document for further information and for calculation of per share figures.
(2)In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, ratification bonuses, and corporate restructuring costs), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). For a listing of these charges, see the special charges table in Appendix A of this earnings release. The adjusted numbers in this earnings release exclude the effect of these special charges.
(3)In 2025, the Company incurred losses on debt extinguishment related to prepayments made on several debt facilities. These are added back in the adjusted results where applicable.

Guidance, subject to revision

Certain forward-looking financial information in the following tables is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Non-GAAP financial figures may be useful to stakeholders, but should not be considered a substitute for GAAP figures. In reliance on the 'unreasonable efforts' exception in Item 10(e)(1)(i)(B) of SEC Regulation S-K, a reconciliation to the most comparable GAAP financial measure is not provided for adjusted airline-only earnings per share, adjusted consolidated earnings per share, and adjusted airline-only operating margin. The Company is not able to reconcile these Non-GAAP financial figures without unreasonable effort because the special charge adjustments will not be known until the end of the indicated future periods and any range of projected values would be too broad to be meaningful. As a result, this information would not be significant to investors.

Fourth quarter 2025 guidance (1)

System ASMs - year over year change	~9.5%
Scheduled service ASMs - year over year change	~10.0%

Fuel cost per gallon	$2.55
Adjusted operating margin (1) (2)	10.0% to 12.0%
Adjusted earnings per share (1) (2)	$1.50 to $2.50

Full-year 2025 guidance

System ASMs - year over year change	~12.5%
Scheduled service ASMs - year over year change	~13.0%

Fuel cost per gallon	~$2.55
Adjusted airline-only earnings per share(2)	> $4.35

Adjusted consolidated earnings per share(2)	> $3.00

Interest expense(3) (millions)	$135 to $145
Capitalized interest(4) (millions)	($15) to ($25)
Interest income (millions)	$35 to $45

Airline full-year CAPEX
Aircraft-related capital expenditures(5) (millions)	$260 to $280
Capitalized deferred heavy maintenance (millions)	$50 to $70
Other airline capital expenditures (millions)	$95 to $115

Recurring principal payments(6) (millions) (full year)	$140 to $150

(1)     Fourth quarter 2025 guidance metrics reflect airline-only results. Given the sale of Sunseeker during the third quarter, these figures are equivalent to consolidated results for the period. When comparing to prior quarters, the most meaningful comparison is to airline-only metrics.
(2)    Denotes a non-GAAP financial measure for which no reconciliation to GAAP is provided as described above.
(3)     Includes consolidated gross interest expense attributable to both the airline segment and the Sunseeker Resort segment
(4)     Includes capitalized interest related to pre-delivery deposits on new aircraft.
(5)     Aircraft-related capital expenditures include the purchase of aircraft, engines, induction costs, and pre-delivery deposits. This amount excludes capitalized interest related to pre-delivery deposits on new aircraft.
(6)     Does not include repayment of pre-delivery deposit debt facilities due on delivery of aircraft

Aircraft Fleet Plan by End of Period

Aircraft - (seats per AC)	3Q25	YE25
Boeing 737-8200 (190 seats)	10	16
Airbus A320 (180 seats)	73	71
Airbus A320 (186 seats)	1	—
Airbus A320 (177 seats)	8	8
Airbus A319 (156 seats)	29	28
Total	121	123

The table above is management's best estimate and is provided based on the Company’s current plans and is subject to change. The numbers include aircraft expected to be in service at the end of each period and exclude both aircraft that we expect to take delivery of but not to be placed in service until a subsequent period as well as aircraft in temporary storage.

Allegiant Travel Company will host a conference call with analysts at 4:30 p.m. ET Tuesday, November 4, 2025 to discuss its second quarter financial results. A live broadcast of the conference call will be available via the Company’s Investor Relations website homepage at http://ir.allegiantair.com. The webcast will also be archived in the “Events & Presentations” section of the website.

Allegiant Travel Company
Las Vegas-based Allegiant (NASDAQ: ALGT) is an integrated travel company with an airline at its heart, focused on connecting customers with the people, places and experiences that matter most. Since 1999, Allegiant Air has linked travelers in underserved cities to world-class vacation destinations with all-nonstop flights and industry-low average fares. Today, Allegiant serves communities across the nation, with base airfares less than half the cost of the average domestic round trip ticket. For more information, visit us at Allegiant.com. Media information, including photos, is available at http://gofly.us/iiFa303wrtF.

Media Inquiries: mediarelations@allegiantair.com

Investor Inquiries: ir@allegiantair.com

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in this press release that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include our statements regarding future airline operations, revenue, expenses and earnings, available seat mile growth, expected capital expenditures, the cost of fuel, the timing of aircraft acquisitions and retirements, the number of contracted aircraft to be placed in service in the future, our ability to consummate announced aircraft transactions, estimated tax rate, as well as other information concerning future results of operations, business strategies, financing plans, industry environment and potential growth opportunities. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate", “project”, “hope” or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, regulatory reviews of, and production limits on, Boeing impacting our aircraft delivery schedule, an accident involving, or problems with, our aircraft, public perception of our safety, our reliance on our automated systems, our reliance on Boeing to deliver aircraft under contract to us on a timely basis, risk of breach of security of personal data, volatility of fuel costs, labor issues and costs, the ability to obtain regulatory approvals as needed , the effect of economic conditions on leisure travel, debt covenants and balances, the impact of government regulations on the airline industry, the ability to finance aircraft to be acquired, the ability to obtain necessary government approvals to implement the announced alliance with Viva Aerobus and to otherwise prepare to offer international service, terrorist attacks, risks inherent to airlines, our competitive environment, our reliance on third parties who provide facilities or services to us, the impact of the possible loss of key personnel, economic and other conditions in markets in which we operate, increases in maintenance costs and availability of outside maintenance contractors to perform needed work on our aircraft on a timely basis and at acceptable rates, cyclical and seasonal fluctuations in our operating results, and the perceived acceptability of our environmental, social and governance efforts.

Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Detailed financial information follows:

Allegiant Travel Company
Consolidated Statements of Income
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Percent Change
	2025	2024	YoY
OPERATING REVENUES:
Passenger	$494,144	$488,989	1.1%
Third party products	39,397	39,423	(0.1)
Fixed fee contracts	18,852	20,559	(8.3)
Resort and other	9,539	13,225	(27.9)
Total operating revenues	561,932	562,196	—
OPERATING EXPENSES:
Salaries and benefits	196,394	195,326	0.5
Aircraft fuel	151,254	148,241	2.0
Station operations	71,390	70,632	1.1
Depreciation and amortization	58,952	63,918	(7.8)
Maintenance and repairs	39,908	30,278	31.8
Sales and marketing	23,040	24,869	(7.4)
Aircraft lease rentals	11,096	5,920	87.4
Other	33,615	40,563	(17.1)
Special charges, net of recoveries	3,473	8,790	(60.5)
Total operating expenses	589,122	588,537	0.1
OPERATING LOSS	(27,190)	(26,341)	(3.2)
OTHER (INCOME) EXPENSES:
Interest income	(10,108)	(10,071)	0.4
Interest expense	38,116	39,065	(2.4)
Capitalized interest	(3,166)	(11,923)	(73.4)
Other, net	122	30	NM
Total other expenses	24,964	17,101	46.0
LOSS BEFORE INCOME TAXES	(52,154)	(43,442)	(20.1)
INCOME TAX BENEFIT	(8,580)	(6,653)	(29.0)
NET LOSS	$(43,574)	$(36,789)	(18.4)
Loss per share to common shareholders:
Basic	($2.41)	($2.05)	(17.6)
Diluted	($2.41)	($2.05)	(17.6)
Shares used for computation(1):
Basic	18,050	17,913	0.8
Diluted	18,050	17,913	0.8

(1)The Company's unvested restricted stock awards are considered participating securities as they receive non-forfeitable rights to cash dividends at the same rate as common stock. The basic and diluted earnings per share calculations for the periods presented reflect the two-class method mandated by ASC Topic 260, "Earnings Per Share." The two-class method adjusts both the net income and the shares used in the calculation. Application of the two-class method did not have a significant impact on the basic and diluted earnings per share for the periods presented.
NM    Not meaningful

Allegiant Travel Company
Segment Profit or Loss
(in thousands)
(Unaudited)

	Three Months Ended September 30, 2025			Three Months Ended September 30, 2024
	Airline	Sunseeker	Consolidated	Airline	Sunseeker	Consolidated
REVENUES FROM EXTERNAL CUSTOMERS	$552,574	$9,358	$561,932	$549,127	$13,069	$562,196
OPERATING EXPENSES:
Salaries and benefits	190,491	5,903	196,394	183,849	11,477	195,326
Aircraft fuel	151,254	—	151,254	148,241	—	148,241
Station operations	71,390	—	71,390	70,632	—	70,632
Depreciation and amortization	58,952	—	58,952	56,025	7,893	63,918
Maintenance and repairs	39,908	—	39,908	30,278	—	30,278
Sales and marketing	22,093	947	23,040	23,370	1,499	24,869
Aircraft lease rentals	11,096	—	11,096	5,920	—	5,920
Other operating expenses	24,684	8,931	33,615	30,187	10,376	40,563
Special charges, net of recoveries	2,907	566	3,473	7,651	1,139	8,790
Total operating expenses	572,775	16,347	589,122	556,153	32,384	588,537
OPERATING LOSS	(20,201)	(6,989)	(27,190)	(7,026)	(19,315)	(26,341)
OTHER (INCOME) EXPENSES:
Interest income	(10,108)	—	(10,108)	(10,071)	—	(10,071)
Interest expense	34,120	3,996	38,116	33,582	5,483	39,065
Capitalized interest	(3,166)	—	(3,166)	(11,923)	—	(11,923)
Other non-operating expenses	122	—	122	30	—	30
Total other expenses	20,968	3,996	24,964	11,618	5,483	17,101
LOSS BEFORE INCOME TAXES	$(41,169)	$(10,985)	$(52,154)	$(18,644)	$(24,798)	$(43,442)

Allegiant Travel Company
Airline Operating Statistics
(Unaudited)

	Three Months Ended September 30,				Percent Change(1)
	2025		2024		YoY
AIRLINE OPERATING STATISTICS
Total system statistics:
Passengers	4,629,834		4,256,249		8.8%
Available seat miles (ASMs) (thousands)	4,939,441		4,501,532		9.7
Airline operating expense per ASM (CASM) (cents)	11.59	¢	12.35	¢	(6.2)
Fuel expense per ASM (cents)	3.06	¢	3.29	¢	(7.0)
Airline special charges per ASM (cents)	0.06	¢	0.17	¢	(64.7)
Airline operating CASM, excluding fuel and special charges (cents)	8.47	¢	8.89	¢	(4.7)
Departures	32,991		29,884		10.4
Block hours	75,466		68,453		10.2
Average stage length (miles)	850		856		(0.7)
Average number of operating aircraft during period	123.7		124.1		(0.3)
Average block hours per aircraft per day	6.6		6.0		10.0
Full-time equivalent employees at end of period	5,871		5,827		0.8
Fuel gallons consumed (thousands)	59,015		55,190		6.9
ASMs per gallon of fuel	83.7		81.6		2.6
Average fuel cost per gallon	$2.56		$2.69		(4.8)
Scheduled service statistics:
Passengers	4,572,081		4,195,572		9.0
Revenue passenger miles (RPMs) (thousands)	4,022,761		3,701,747		8.7
Available seat miles (ASMs) (thousands)	4,769,245		4,326,870		10.2
Load factor	84.3%		85.6%		(1.3)
Departures	31,656		28,519		11.0
Block hours	72,726		65,656		10.8
Average seats per departure	175.6		175.9		(0.2)
Yield (cents)(2)	4.94	¢	5.88	¢	(16.0)
Total passenger revenue per ASM (TRASM) (cents)(3)	11.19	¢	12.21	¢	(8.4)
Average fare - scheduled service(4)	$43.44		$51.92		(16.3)
Average fare - air-related charges(4)	$64.64		$64.63		—
Average fare - third party products	$8.62		$9.40		(8.3)
Average fare - total	$116.70		$125.95		(7.3)
Average stage length (miles)	856		863		(0.8)
Fuel gallons consumed (thousands)	56,952		52,993		7.5
Average fuel cost per gallon	$2.55		$2.68		(4.9)
Percent of sales via website and mobile app during period	92.2%		92.4%		(0.2)
Other data:
Rental car days sold	318,678		322,076		(1.1)
Hotel room nights sold	25,796		45,620		(43.5)

(1)Except load factor and percent of sales through website, which is percentage point change.
(2)Defined as scheduled service revenue divided by revenue passenger miles.
(3)Various components of this measurement do not have a direct correlation to ASMs. These figures are provided on a per ASM basis to facilitate comparison with airlines reporting revenues on a per ASM basis.
(4)Reflects division of passenger revenue between scheduled service and air-related charges in Company's booking path.

Allegiant Travel Company
Consolidated Statements of Income
(in thousands, except per share amounts)
(Unaudited)

	Nine Months Ended September 30,		Percent Change
	2025	2024	YoY
OPERATING REVENUES:
Passenger	$1,728,802	$1,663,423	3.9%
Third party products	108,249	109,924	(1.5)
Fixed fee contracts	52,123	57,119	(8.7)
Resort and other	61,216	54,418	12.5
Total operating revenues	1,950,390	1,884,884	3.5
OPERATING EXPENSES:
Salaries and benefits	641,935	618,595	3.8
Aircraft fuel	483,339	488,388	(1.0)
Station operations	220,143	206,898	6.4
Depreciation and amortization	190,782	193,122	(1.2)
Maintenance and repairs	111,141	91,286	21.8
Sales and marketing	74,973	83,266	(10.0)
Aircraft lease rentals	28,038	17,653	58.8
Other	109,873	121,671	(9.7)
Special charges, net of recoveries	119,842	40,002	NM
Total operating expenses	1,980,066	1,860,881	6.4
OPERATING INCOME (LOSS)	(29,676)	24,003	NM
OTHER (INCOME) EXPENSES:
Interest income	(32,402)	(33,441)	(3.1)
Interest expense	114,656	118,769	(3.5)
Capitalized interest	(14,216)	(34,718)	(59.1)
Other, net	1,064	146	NM
Total other expenses	69,102	50,756	36.1
LOSS BEFORE INCOME TAXES	(98,778)	(26,753)	NM
INCOME TAX BENEFIT	(22,140)	(2,745)	NM
NET LOSS	$(76,638)	$(24,008)	NM
Loss per share to common shareholders:
Basic	($4.26)	($1.38)	NM
Diluted	($4.26)	($1.38)	NM
Shares used for computation(1):
Basic	18,010	17,802	1.2
Diluted	18,010	17,802	1.2

(1)The Company's unvested restricted stock awards are considered participating securities as they receive non-forfeitable rights to cash dividends at the same rate as common stock. The basic and diluted earnings per share calculations for the periods presented reflect the two-class method mandated by ASC Topic 260, "Earnings Per Share." The two-class method adjusts both the net income and the shares used in the calculation. Application of the two-class method did not have a significant impact on the basic and diluted earnings per share for the periods presented.
NM    Not meaningful

Allegiant Travel Company
Segment Profit or Loss
(in thousands)
(Unaudited)

	Nine Months Ended September 30, 2025			Nine Months Ended September 30, 2024
	Airline	Sunseeker	Consolidated	Airline	Sunseeker	Consolidated
REVENUE FROM EXTERNAL CUSTOMERS	$1,889,710	$60,680	$1,950,390	$1,831,116	$53,768	$1,884,884
OPERATING EXPENSES:
Salaries and benefits	614,350	27,585	641,935	580,775	37,820	618,595
Aircraft fuel	483,339	—	483,339	488,388	—	488,388
Station operations	220,143	—	220,143	206,898	—	206,898
Depreciation and amortization	183,623	7,159	190,782	173,237	19,885	193,122
Maintenance and repairs	111,141	—	111,141	91,286	—	91,286
Sales and marketing	70,583	4,390	74,973	78,166	5,100	83,266
Aircraft lease rentals	28,038	—	28,038	17,653	—	17,653
Other operating expenses	75,790	34,083	109,873	87,930	33,741	121,671
Special charges, net of recoveries	18,894	100,948	119,842	42,639	(2,637)	40,002
Total operating expenses	1,805,901	174,165	1,980,066	1,766,972	93,909	1,860,881
OPERATING INCOME (LOSS)	83,809	(113,485)	(29,676)	64,144	(40,141)	24,003
OTHER (INCOME) EXPENSES:
Interest income	(32,402)	—	(32,402)	(33,441)	—	(33,441)
Interest expense	91,190	23,466	114,656	102,441	16,328	118,769
Capitalized interest	(14,216)	—	(14,216)	(34,392)	(326)	(34,718)
Other non-operating expenses	1,064	—	1,064	146	—	146
Total other expenses	45,636	23,466	69,102	34,754	16,002	50,756
INCOME (LOSS) BEFORE INCOME TAXES	$38,173	$(136,951)	$(98,778)	$29,390	$(56,143)	$(26,753)

Allegiant Travel Company
Airline Operating Statistics
(Unaudited)

	Nine Months Ended September 30,				Percent Change(1)
	2025		2024		YoY
AIRLINE OPERATING STATISTICS
Total system statistics:
Passengers	14,208,165		12,982,957		9.4%
Available seat miles (ASMs) (thousands)	16,190,434		14,286,712		13.3
Airline operating expense per ASM (CASM) (cents)	11.16	¢	12.37	¢	(9.8)
Fuel expense per ASM (cents)	2.99	¢	3.42	¢	(12.6)
Airline special charges per ASM (cents)	0.12	¢	0.30	¢	(60.0)
Airline operating CASM, excluding fuel and special charges (cents)	8.05	¢	8.65	¢	(6.9)
Departures	103,540		91,361		13.3
Block hours	248,086		216,844		14.4
Average stage length (miles)	891		886		0.6
Average number of operating aircraft during period	125.1		125.1		—
Average block hours per aircraft per day	7.3		6.3		15.9
Full-time equivalent employees at end of period	5,871		5,827		0.8
Fuel gallons consumed (thousands)	191,103		171,556		11.4
ASMs per gallon of fuel	84.7		83.3		1.7
Average fuel cost per gallon	$2.53		$2.85		(11.2)
Scheduled service statistics:
Passengers	14,070,680		12,837,860		9.6
Revenue passenger miles (RPMs) (thousands)	12,904,411		11,693,844		10.4
Available seat miles (ASMs) (thousands)	15,703,477		13,811,809		13.7
Load factor	82.2%		84.7%		(2.5)
Departures	99,845		87,824		13.7
Block hours	240,120		209,219		14.8
Average seats per departure	175.2		176.4		(0.7)
Yield (cents)(2)	5.93	¢	6.93	¢	(14.4)
Total passenger revenue per ASM (TRASM) (cents)(3)	11.70	¢	12.84	¢	(8.9)
Average fare - scheduled service(4)	$54.38		$63.10		(13.8)
Average fare - air-related charges(4)	$68.49		$66.47		3.0
Average fare - third party products	$7.69		$8.56		(10.2)
Average fare - total	$130.56		$138.13		(5.5)
Average stage length (miles)	896		891		0.6
Fuel gallons consumed (thousands)	185,197		165,728		11.7
Average fuel cost per gallon	$2.53		$2.85		(11.2)
Percent of sales via website and mobile app during period	92.4%		94.0%		(1.6)
Other data:
Rental car days sold	1,059,744		1,051,425		0.8
Hotel room nights sold	103,274		168,751		(38.8)

(1)Except load factor and percent of sales through website, which is percentage point change.
(2)Defined as scheduled service revenue divided by revenue passenger miles.
(3)Various components of this measurement do not have a direct correlation to ASMs. These figures are provided on a per ASM basis to facilitate comparison with airlines reporting revenues on a per ASM basis.
(4)Reflects division of passenger revenue between scheduled service and air-related charges in Company's booking path.

Summary Balance Sheet

(in millions)	September 30, 2025 (unaudited)	December 31, 2024	Percent Change
Unrestricted cash and investments
Cash and cash equivalents	$316.2	$285.9	10.6%
Short-term investments	640.5	495.2	29.3
Long-term investments	34.5	51.7	(33.3)
Total unrestricted cash and investments	991.2	832.8	19.0
Debt
Current maturities of long-term debt and finance lease obligations, net of related costs(1)	270.6	454.8	(40.5)
Long-term debt and finance lease obligations, net of current maturities and related costs	1,785.8	1,611.7	10.8
Total debt	2,056.4	2,066.5	(0.5)
Debt, net of unrestricted cash and investments	1,065.2	1,233.7	(13.7)
Total Allegiant Travel Company shareholders’ equity	1,015.4	1,089.4	(6.8)
(1)At September 30, 2025, includes $120.0 million of Senior Secured Notes due 2027 reclassified as current maturities of long-term debt as the result of a voluntary bond redemption which was completed on October 15, 2025.

EPS Calculation

The following table sets forth the computation of net income per share, on a basic and diluted basis, for the periods indicated (share count and dollar amounts other than per-share amounts in table are in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Basic:
Net loss	$(43,574)	$(36,789)	$(76,638)	$(24,008)
Less income allocated to participating securities	—	—	—	(618)
Net loss attributable to common stock	$(43,574)	$(36,789)	$(76,638)	$(24,626)
Loss per share, basic	$(2.41)	$(2.05)	$(4.26)	$(1.38)
Weighted-average shares outstanding	18,050	17,913	18,010	17,802
Diluted:
Net loss	$(43,574)	$(36,789)	$(76,638)	$(24,008)
Less income allocated to participating securities	—	—	—	(618)
Net loss attributable to common stock	$(43,574)	$(36,789)	$(76,638)	$(24,626)
Loss per share, diluted	$(2.41)	$(2.05)	$(4.26)	$(1.38)
Weighted-average shares outstanding(1)	18,050	17,913	18,010	17,802
Dilutive effect of restricted stock	—	—	—	—
Adjusted weighted-average shares outstanding under treasury stock method	18,050	17,913	18,010	17,802
Participating securities excluded under two-class method	—	—	—	—
Adjusted weighted-average shares outstanding under two-class method	18,050	17,913	18,010	17,802
(1)Dilutive effect of common stock equivalents excluded from the diluted per share calculation is not material.

Appendix A
Non-GAAP Presentation
Three and Nine Months Ended September 30, 2025 and 2024
(Unaudited)

We present adjusted consolidated operating expense and adjusted consolidated operating income (loss), which exclude special charges related to (i) the impact of losses and insurance recoveries incurred primarily as the result of hurricanes and other insured events at Sunseeker, (ii) a writedown loss and other charges related to the sale of Sunseeker, and (iii) the airline special charges listed in the table below. We also present adjusted consolidated interest expense, adjusted consolidated income (loss) before income taxes, adjusted consolidated net income (loss), and adjusted consolidated diluted earnings (loss) per share, which exclude the special charges described above and losses on extinguishment of debt.

We present adjusted airline-only operating expense, adjusted airline-only operating income (loss), adjusted airline-only income (loss) before income taxes, adjusted airline-only net income (loss), and adjusted airline-only diluted earnings (loss) per share which exclude special charges related to (i) aircraft accelerated depreciation on early retirement of certain airframes, (ii) corporate restructuring costs and (iii) the flight attendant ratification bonus, and losses on extinguishment of debt.

All of the measures described above are non-GAAP financial measures. We believe the presentation of these measures is relevant and useful for investors because it allows them to better gauge the performance of the airline and to compare our results to other airlines. Management believes the exclusion of these items enhances comparability of financial information between periods.

We also present adjusted airline-only CASM, which excludes aircraft fuel expense and special charges. Fuel price volatility impacts the comparability of year over year financial performance as do the airline special charges. We believe the adjustments for fuel expense and airline special charges allow investors to better understand our non-fuel costs and related performance.

Consolidated and airline-only earnings (loss) before interest, taxes, depreciation, and amortization ("Consolidated EBITDA" and "Airline EBITDA"), adjusted Consolidated EBITDA, adjusted Airline EBITDA, estimated adjusted airline-only and adjusted consolidated earnings per share, as presented in this press release, are supplemental measures of our performance that are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). These are not measurements of our financial performance under GAAP and should not be considered in isolation or as an alternative to net income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity.

We define “EBITDA” as earnings before interest, taxes, depreciation and amortization. The adjusted EBITDA measures also exclude special charges and losses on the extinguishment of debt. We caution investors that amounts presented in accordance with this definition may not be comparable to similar measures disclosed by other issuers, because not all issuers and analysts calculate EBITDA in the same manner.

We use EBITDA and adjusted EBITDA to evaluate our operating performance and liquidity, and these are among the primary measures used by management for planning and forecasting of future periods. We believe these presentations of EBITDA are relevant and useful for investors because they allow investors to view results in a manner similar to the method used by management and make it easier to compare our results with other companies that have different financing and capital structures. EBITDA has important limitations as an analytical tool. These limitations include the following:

•EBITDA does not reflect our capital expenditures, future requirements for capital expenditures or contractual commitments to purchase capital equipment;
•EBITDA does not reflect interest expense or the cash requirements necessary to service principal or interest payments on our debt;
•although depreciation and amortization are non-cash charges, the assets that we currently depreciate and amortize will likely have to be replaced in the future, and EBITDA does not reflect the cash required to fund such replacements; and
•other companies in our industry may calculate EBITDA differently than we do, limiting its usefulness as a comparative measure.

Presented below is a quantitative reconciliation of these adjusted numbers (other than the estimated earnings per share figures) to the most directly comparable GAAP financial performance measure.

The SEC has adopted rules (Regulation G) regulating the use of non-GAAP financial measures. Because of our use of non-GAAP financial measures in this press release to supplement our consolidated financial statements presented on a GAAP basis, Regulation G requires us to include in this press release a presentation of the most directly comparable GAAP measures, which are operating expenses, operating income (loss), interest expense, income (loss) before income taxes, net income (loss), and earnings (loss) per share, and a reconciliation of the non-GAAP measures to the most comparable GAAP measure. Our utilization of non-GAAP measurements is not meant to be considered in isolation or as a substitute for operating expenses, operating income (loss), interest expense, income (loss) before income taxes, net income (loss), earnings (loss) per share, or other measures of financial performance prepared in accordance with GAAP. Our use of these non-GAAP measures may not be comparable to similarly titled measures employed by other companies in the airline and travel industry. The reconciliation of each of these measures to the most comparable GAAP measure for the periods is indicated below.

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Special Charges (millions)
Accelerated depreciation on airframes identified for early retirement	$2.9	$4.2	$6.8	$28.4
Flight attendant ratification bonus	—	—	—	10.8
Organizational restructuring	—	3.4	12.1	3.4
Airline special charges(2)	2.9	7.7	18.9	42.6
Sunseeker special charges, net of recoveries(2)	0.6	1.1	100.9	(2.6)
Consolidated special charges, net of recoveries(2)	$3.5	$8.8	$119.8	$40.0

	Three Months Ended September 30, 2025
	Consolidated			Airline			Sunseeker
Reconciliation of adjusted operating expenses, adjusted operating loss, adjusted operating margin, adjusted interest expense, and adjusted loss before income taxes (millions)	GAAP	Adjustments(2)(3)	Adjusted (Non-GAAP)(1)	GAAP	Adjustments(2)(3)	Adjusted (Non-GAAP)(1)	GAAP	Adjustments(2)	Adjusted (Non-GAAP)(1)
Total operating revenues	$561.9	$—	$561.9	$552.6	$—	$552.6	$9.4	$—	$9.4
Total operating expenses	589.1	(3.5)	585.6	572.8	(2.9)	569.9	16.3	(0.6)	15.8
Operating loss	$(27.2)	$3.5	$(23.7)	$(20.2)	$2.9	$(17.3)	$(7.0)	$0.6	$(6.4)
Operating margin (percent)	(4.8)		(4.2)	(3.7)		(3.1)	(74.7)		(68.6)

Interest expense	$38.1	$(1.1)	$37.0	$34.1	$(1.1)	$33.0	$4.0	$—	$4.0

LOSS BEFORE INCOME TAXES	$(52.2)	$4.6	$(47.6)	$(41.2)	$4.0	$(37.1)	$(11.0)	$0.6	$(10.4)

	Three Months Ended September 30, 2024
	Consolidated			Airline			Sunseeker
Reconciliation of adjusted operating expenses, adjusted operating income (loss), adjusted operating margin, and adjusted loss before income taxes (millions)	GAAP	Adjustments(2)	Adjusted (Non-GAAP)(1)	GAAP	Adjustments(2)	Adjusted (Non-GAAP)(1)	GAAP	Adjustments(2)	Adjusted (Non-GAAP)(1)
Total operating revenues	$562.2	$—	$562.2	$549.1	$—	$549.1	$13.1	$—	$13.1
Total operating expenses	588.5	(8.8)	579.7	556.2	(7.7)	548.5	32.4	(1.1)	31.2
Operating income (loss)	$(26.3)	$8.8	$(17.6)	$(7.0)	$7.7	$0.6	$(19.3)	$1.1	$(18.2)
Operating margin (percent)	(4.7)		(3.1)	(1.3)		0.1	NM		NM

Interest expense	$39.1	$—	$39.1	$33.6	$—	$33.6	$5.5	$—	$5.5

LOSS BEFORE INCOME TAXES	$(43.4)	$8.8	$(34.7)	$(18.6)	$7.7	$(11.0)	$(24.8)	$1.1	$(23.7)

	Nine Months Ended September 30, 2025
	Consolidated			Airline			Sunseeker
Reconciliation of adjusted operating expenses, adjusted operating income (loss), adjusted operating margin, adjusted interest expense, and adjusted income (loss) before income taxes (millions)	GAAP	Adjustments(2)(3)	Adjusted (Non-GAAP)(1)	GAAP	Adjustments(2)(3)	Adjusted (Non-GAAP)(1)	GAAP	Adjustments(2)(3)	Adjusted (Non-GAAP)(1)
Total operating revenues	$1,950.4	$—	$1,950.4	$1,889.7	$—	$1,889.7	$60.7	$—	$60.7
Total operating expenses	1,980.1	(119.8)	1,860.2	1,805.9	(18.9)	1,787.0	174.2	(100.9)	73.2
Operating income (loss)	$(29.7)	$119.8	$90.2	$83.8	$18.9	$102.7	$(113.5)	$100.9	$(12.5)
Operating margin (percent)	(1.5)		4.6	4.4		5.4	NM		(20.7)

Interest expense	$114.7	$(4.5)	$110.1	$91.2	$(1.1)	$90.1	$23.5	$(3.4)	$20.1

INCOME (LOSS) BEFORE INCOME TAXES	$(98.8)	$124.4	$25.6	$38.2	$20.0	$58.2	$(137.0)	$104.4	$(32.6)

	Nine Months Ended September 30, 2024
	Consolidated			Airline			Sunseeker
Reconciliation of adjusted operating expenses, adjusted operating income (loss), adjusted operating margin, and adjusted income (loss) before income taxes (millions)	GAAP	Adjustments(2)	Adjusted (Non-GAAP)(1)	GAAP	Adjustments(2)	Adjusted (Non-GAAP)(1)	GAAP	Adjustments(2)	Adjusted (Non-GAAP)(1)
Total operating revenues	$1,884.9	$—	$1,884.9	$1,831.1	$—	$1,831.1	$53.8	$—	$53.8
Total operating expenses	1,860.9	(40.0)	1,820.9	1,767.0	(42.6)	1,724.3	93.9	2.6	96.5
Operating income (loss)	$24.0	$40.0	$64.0	$64.1	$42.6	$106.8	$(40.1)	$(2.6)	$(42.8)
Operating margin (percent)	1.3		3.4	3.5		5.8	(74.7)		(79.6)

Interest expense	$118.8	$—	$118.8	$102.4	$—	$102.4	$16.3	$—	$16.3

INCOME (LOSS) BEFORE INCOME TAXES	$(26.8)	$40.0	$13.2	$29.4	$42.6	$72.0	$(56.1)	$(2.6)	$(58.8)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Consolidated EBITDA and adjusted consolidated EBITDA (millions)
Net loss as reported (GAAP)	$(43.6)	$(36.8)	$(76.6)	$(24.0)
Interest expense, net	24.8	17.1	68.0	50.6
Income tax benefit	(8.6)	(6.7)	(22.1)	(2.7)
Depreciation and amortization	59.0	63.9	190.8	193.1
Consolidated EBITDA(1)	$31.6	$37.5	$160.0	$217.0
Special charges(2)	3.5	8.8	119.8	40.0
Adjusted consolidated EBITDA(1)(2)	$35.1	$46.3	$279.9	$257.0

Adjusted airline-only EBITDA (millions)
Airline income (loss) before income taxes as reported (GAAP)	$(41.2)	$(18.6)	$38.2	$29.4
Airline special charges(2)	2.9	7.7	18.9	42.6
Airline interest expense, net	20.8	11.6	44.6	34.6
Airline depreciation and amortization	59.0	56.0	183.6	173.2
Adjusted airline-only EBITDA(1)(2)	$41.5	$56.6	$285.3	$279.9

	Three Months Ended September 30, 2025		Three Months Ended September 30, 2024
	Amount	Per Share	Amount	Per Share
Reconciliation of adjusted consolidated loss per share and adjusted consolidated net loss (millions except share and per share amounts)
Net loss as reported (GAAP)	$(43.6)		$(36.8)
Less: Net income allocated to participating securities	—		—
Net loss attributable to common stock (GAAP)	$(43.6)	$(2.41)	$(36.8)	$(2.05)

Plus: Loss on extinguishment of debt(3)	1.1	0.06	—	—
Plus: Special charges, net of recoveries(2)	3.5	0.19	8.8	0.49
Plus (Minus): Income tax effect of adjustments above	1.2	0.07	(8.1)	(0.45)
Adjusted net loss(1)	$(37.7)		$(36.1)

Less: Adjusted consolidated net income allocated to participating securities	—	—	—	—
Effect of dilutive securities		—		—
Adjusted net loss attributable to common stock(1)	$(37.7)	$(2.09)	$(36.1)	$(2.02)

Shares used for diluted computation (GAAP) (thousands)		18,050		17,913
Shares used for diluted computation (adjusted) (thousands)		18,050		17,913

	Three Months Ended September 30, 2025		Three Months Ended September 30, 2024
	Amount	Per Share	Amount	Per Share
Reconciliation of adjusted airline-only loss per share and adjusted airline-only net loss (millions except share and per share amounts)
Net loss as reported (GAAP)	$(43.6)		$(36.8)
Less: Net income allocated to participating securities	—		—
Net loss attributable to common stock (GAAP)	$(43.6)	$(2.41)	$(36.8)	$(2.05)

Plus: Loss on extinguishment of debt(3)	1.1	0.06	—	—
Plus: Sunseeker loss before income taxes	11.0	0.61	24.8	1.38
Plus: Special charges, net of recoveries(2)	2.9	0.16	7.7	0.43
Minus: Income tax effect of adjustments above	(1.0)	(0.05)	(4.5)	(0.25)
Adjusted airline-only net loss(1)	$(29.5)		$(8.8)

Less: Adjusted airline-only net income allocated to participating securities	—	—	—	—
Effect of dilutive securities		—		—
Adjusted airline-only net loss attributable to common stock(1)	$(29.5)	$(1.64)	$(8.8)	$(0.49)

Shares used for diluted computation (GAAP) (thousands)		18,050		17,913
Shares used for diluted computation (adjusted) (thousands)		18,050		17,913

	Nine Months Ended September 30, 2025		Nine Months Ended September 30, 2024
	Amount	Per Share	Amount	Per Share
Reconciliation of adjusted consolidated earnings per share and adjusted consolidated net income (millions except share and per share amounts)
Net loss as reported (GAAP)	$(76.6)		$(24.0)
Less: Net income allocated to participating securities	—		(0.6)
Net loss attributable to common stock (GAAP)	$(76.6)	$(4.26)	$(24.6)	$(1.38)

Plus: Net income allocated to participating securities	—	—	0.6	0.03
Plus: Loss on extinguishment of debt(3)	4.5	0.25	—	—
Plus: Special charges, net of recoveries(2)	119.8	6.65	40.0	2.25
Minus: Income tax effect of adjustments above	(29.3)	(1.63)	(9.2)	(0.52)
Adjusted net income(1)	$18.4		$6.8

Less: Adjusted consolidated net income allocated to participating securities	(0.4)	(0.02)	(0.6)	(0.03)
Effect of dilutive securities		—		—
Adjusted net income attributable to common stock(1)	$18.0	$1.00	$6.2	$0.35

Shares used for diluted computation (GAAP) (thousands)		18,010		17,802
Shares used for diluted computation (adjusted) (thousands)		18,061		17,852

	Nine Months Ended September 30, 2025		Nine Months Ended September 30, 2024
	Amount	Per Share	Amount	Per Share
Reconciliation of adjusted airline-only earnings per share and adjusted airline-only net income (millions except share and per share amounts)
Net loss as reported (GAAP)	$(76.6)		$(24.0)
Less: Net income allocated to participating securities	—		(0.6)
Net loss attributable to common stock (GAAP)	$(76.6)	$(4.26)	$(24.6)	$(1.38)

Plus: Net income allocated to participating securities	—	—	0.6	0.03
Plus: Loss on extinguishment of debt(3)	1.1	0.06	—	—
Plus: Sunseeker loss before income taxes	137.0	7.60	56.1	3.15
Plus: Special charges, net of recoveries(2)	18.9	1.05	42.6	2.40
Minus: Income tax effect of adjustments above	(36.6)	(2.03)	(22.8)	(1.28)
Adjusted airline-only net income(1)	$43.7		$51.9

Less: Adjusted airline-only net income allocated to participating securities	(1.0)	(0.06)	(1.4)	(0.08)
Effect of dilutive securities		(0.01)		(0.01)
Adjusted airline-only net income attributable to common stock(1)	$42.7	$2.37	$50.5	$2.83

Shares used for diluted computation (GAAP) (thousands)		18,010		17,802
Shares used for diluted computation (adjusted) (thousands)		18,061		17,852

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Reconciliation of adjusted airline-only operating CASM excluding fuel and special charges (millions)
Consolidated operating expenses (GAAP)	$589.1	$588.5	$1,980.1	$1,860.9
Minus: Sunseeker operating expenses	16.3	32.4	174.2	93.9
Airline-only operating expenses	572.8	556.2	1,805.9	1,767.0
Minus: airline special charges(2)	2.9	7.7	18.9	42.6
Minus: fuel expenses	151.3	148.2	483.3	488.4
Adjusted airline-only operating expenses, excluding fuel and special charges(1)	$418.6	$400.3	$1,303.7	$1,235.9

System available seat miles (millions)	4,939.4	4,501.5	16,190.4	14,286.7
Airline-only cost per available seat mile (cents)	11.59	12.35	11.16	12.37
Adjusted airline-only cost per available seat mile excluding fuel and special charges (cents)	8.47	8.89	8.05	8.65

(1)Denotes non-GAAP figure.
(2)In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, ratification bonuses, and corporate restructuring costs), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges.
(3)In 2025, the Company incurred losses on debt extinguishment related to prepayment of debt facilities.. These are added back in the adjusted results where applicable.
*    Note that amounts may not recalculate due to rounding